Deferred Revenue	12 Months Ended
Dec. 31, 2020
Deferred Revenue
Deferred Revenue

18. Deferred Revenue

The following table shows a reconciliation in the current reporting period related to carried‑forward deferred revenue.

	For the Year Ended
	December 31,
	2018	2019	2020
Deferred revenue—at beginning of the year	—	—	62,638
Additions	—	338,702	9,687,382
Recognition	—	(276,064)	(9,342,852)
Deferred revenue—at end of the year	—	62,638	407,168
Including: Deferred revenue, current	—	56,695	271,510
Deferred revenue, non‑current	—	5,943	135,658

Deferred revenue are contract liabilities allocated to the performance obligations that are unsatisfied, or partially satisfied.

The Group expects that RMB271,510 of the transaction price allocated to unsatisfied performance obligation as of December 31, 2020 will be recognized as revenue during the period from January 1, 2021 to December 31, 2021. The remaining RMB135,658 will be recognized in 2022 and thereafter.